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                                                                EXHIBIT 10.9



[BANK OF AMERICA LOGO]


                                                                February 5, 1993



CalMat Co.
P.O. Box 2950
3200 San Fernando Road
Los Angeles, CA 90065
Attention:  Frederick T. Sauer
            Vice President & Treasurer

                 Re:  Credit Agreement dated as of June 30, 1992, as amended

Gentlemen:

         We refer to the Credit Agreement dated as of June 30, 1992, as amended, (the "Credit Agreement") among CalMat Co. (the "Borrower"), the banks parties thereto (the "Lenders"), and Bank of America National Trust and Savings Association, as agent (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

         You notified the Agent that the Borrower will be in default under Sections 6.6B and 6.6D of the Credit Agreement. The Borrower has requested the Lenders and the Agent, and the Lenders and Agent are willing, on the terms and conditions set forth below, to waive the foregoing defaults and to also temporarily modify Section 6.1(v) of the Credit Agreement.

         1. Subject to paragraph 4 hereof, the Lenders and the Agent agree to waive, through and including March 30, 1993, any default under Sections 6.6B and 6.6D of the Credit Agreement for the period ending December 31, 1992, and further agree to temporarily modify Section 6.1(v) of the Credit Agreement through and including March 30, 1993 by increasing the limit on the aggregate principal amount of Indebtedness which has any scheduled payment on or prior to the Maturity Date from $42,500,000 to $47,500,000.

         2. As an inducement to the Agent and the Lenders to grant these waivers and make this modification, the Company hereby represents and warrants that: (a) except as waived







      Bank of America National Trust and Savings Association
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CalMat Co.
February 5, 1993
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herein, the representations and warranties set forth in Section 4 of the
Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof; (b) except as waived herein, no Potential Event of Default or Event of Default exists; (c) no default or event of default exists under the Credit Agreement dated as of August 1, 1988, as amended, among the Borrower, the banks listed therein and Morgan Guaranty Trust Company of New York, as agent (the "Morgan Agreement"); and (d) no default or event of default exists under the Credit Agreement dated as of August 20, 1991, as amended, among the Borrower, the lenders listed therein and The First National Bank of Chicago, as agent (the "First Chicago Agreement"). The effectiveness of these waivers and modification is expressly conditioned upon the foregoing being true and correct.

         3. If a default or event of default exists under the Morgan Agreement or the First Chicago Agreement, the effectiveness of these waivers and modification is expressly further conditioned upon the Agent receiving evidence satisfactory to it that any such default or event of default thereunder has been cured or waived through at least March 30, 1993.

         4. If a default or event of default occurs under the Morgan Agreement or the First Chicago Agreement after the date hereof, the waivers and modification made hereunder shall thereupon expire. The Company agrees to give immediate notice to Agent of any such default or event of default.

         5. The waivers and modification set forth in this letter are specific in time and in intent and do not constitute, nor should they be construed as constituting, a waiver or modification of any other term of, or right, power or privilege under, the Loan Documents or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents. Such waivers and modification do not preclude any or further exercise of any other right, power or privilege under any Loan Document or under any agreement, contract, indenture, document or instrument mentioned therein, including without limitation the taking of any action based upon an Event of Default occurring under Section 7.4 of the Credit Agreement, whether or not based upon a default under any provisions similar

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CalMat Co.
February 5, 1993
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to those waived or modified herein which are contained in other agreements relating to Indebtedness or Contingent Obligations.

         6. Upon the expiration of these waivers and modification, the Lenders and Agent may exercise any of their rights, remedies, powers or privileges under the Credit Agreement with respect to the defaults waived herein or the section modified hereby, including without limitation, declaring an Event of Default based upon such defaults and/or based upon the Borrower's failure to thereafter be in compliance with Section 6.1(v) as it existed prior to the modification set forth herein.

         If the foregoing accurately sets forth our agreement please sign and return a copy of this letter where indicated below.


                                           Very truly yours,


                                           BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS ASSOCIATION,
                                           as Agent


                                           By:     /s/ Jouni Korhonen
                                                  ----------------------
                                                  Jouni Korhonen
                                                  Vice President


                                           BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS ASSOCIATION,
                                           as a Bank


                                           By:     /s/ Valerie Milner
                                                  ----------------------
                                                  Valerie Milner
                                                  Vice President

(Signatures continue)


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CalMat Co.
February 5, 1993
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                                           THE VALLEY NATIONAL BANK OF ARIZONA


                                           By:    /s/ John Abbott
                                                  ----------------------
                                           Name:      JOHN ABBOTT
                                                  ----------------------
                                           Title:     VICE PRESIDENT
                                                  ----------------------


                                           CHEMICAL BANK


                                           By:    /s/ Alan J. Cyron
                                                  ----------------------
                                           Name:      ALAN J. CYRON
                                                  ----------------------
                                           Title:     MANAGING DIRECTOR
                                                  ----------------------


                                           THE CHASE MANHATTAN BANK, N.A.


                                           By:     /s/ Alexander S. Rapetski II
                                                  --------------------------
                                           Name:   ALEXANDER S. RAPETSKI II
                                                  --------------------------
                                           Title:      VICE PRESIDENT
                                                  --------------------------



AGREED AND ACCEPTED:

CALMAT CO.


By:  /s/ Ronald C. Hadfield
     ----------------------
Ronald C. Hadfield, Exec VP/Fin & Admin
Date:
       -------------------

By:  /s/ Frederick T. Sauer
     ----------------------
Frederick T. Sauer, VP & Treasurer